Note 12 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2019	Mar. 31, 2018
Finished products	$ 454,920	$ 499,984
In process	42,045	47,970
Raw materials and supplies	166,060	144,009
Total	663,025	691,963
Less excess of FIFO cost over LIFO cost	161,341	145,004
Total inventories	$ 501,684	$ 546,959